Supplement to the
Fidelity Advisor® Growth Strategies Fund
Class A, Class T, Class B, and Class C
January 28, 2012
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Securities Fund and Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Growth Strategies Fund and Fidelity Advisor Stock Selector Mid Cap Fund pursuant to which Fidelity Advisor Growth Strategies Fund would be reorganized on a tax-free basis with and into Fidelity Advisor Stock Selector Mid Cap Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Advisor Growth Strategies Fund in exchange for corresponding shares of Fidelity Advisor Stock Selector Mid Cap Fund equal in value to the net assets of Fidelity Advisor Growth Strategies Fund and the assumption by Fidelity Advisor Stock Selector Mid Cap Fund of all of the liabilities of Fidelity Advisor Growth Strategies Fund. After the exchange, Fidelity Advisor Growth Strategies Fund will distribute the Fidelity Advisor Stock Selector Mid Cap shares to its shareholders pro rata, in liquidation of Fidelity Advisor Growth Strategies Fund. As a result, shareholders of Fidelity Advisor Growth Strategies Fund will become shareholders of Fidelity Advisor Stock Selector Mid Cap Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Growth Strategies Fund is expected to be held during the fourth quarter of 2012 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor Growth Strategies Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 14, 2012. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

Effective the close of business on June 29, 2012, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who did not own shares of the fund on June 29, 2012 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by June 29, 2012, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 29, 2012, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

AAG-12-03  September 19, 2012
1.756189.134

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Advisor Stock Selector Mid Cap Fund, please call 1-877-208-0098. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

Steven Calhoun no longer serves as portfolio manager of the fund. All references to Mr. Calhoun are no longer applicable.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 6.

Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-26.79%	30.82%	9.69%	7.16%	8.14%	17.64%	-49.46%	38.84%	24.31%	-9.36%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	17.43%	September 30, 2009
Lowest Quarter Return	-24.42%	December 31, 2008
Year-to-Date Return	5.45%	June 30, 2012

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Monty Kori (co-manager), Rayna Lesser (co-manager), Shadman Riaz (co-manager), Gordon Scott (co-manager), Douglas Simmons (co-manager), Pierre Sorel (co-manager), Patrick Venanzi (co-manager), and Samuel Wald (co-manager) have managed the fund since April 2012.

The following information replaces the biographical information found in the "Fund Management" section on page 24.

Monty Kori is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Kori has worked as a research analyst and portfolio manager.

Rayna Lesser is co-manager of the fund, which she has managed since April 2012. She also manages other funds. Since joining Fidelity Investments in 2005, Ms. Lesser has worked as an analyst, portfolio assistant and portfolio manager.

Shadman Riaz is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Riaz has worked as a research analyst and portfolio manager.

Gordon Scott is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Scott has worked as a research analyst and portfolio manager.

Douglas Simmons is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Simmons has worked as a portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Pierre Sorel is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Sorel has worked as an equity research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Patrick Venanzi is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Venanzi has worked as a research analyst and portfolio manager.

Samuel Wald is co-manager of the fund, which he has managed since April 2012. He also manages other funds. Since joining Fidelity Investments in 1996, he has worked as a research analyst and portfolio manager.